Fees Summary	Jun. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 198,138,165
Previously Paid Amount	0
Total Fee Amount	27,362.89
Total Offset Amount	0
Net Fee	$ 27,362.89